                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: January 08, 1999

                    Newcourt Equipment Trust Securities 1998-2

A New York                 Commission File                    I.R.S. Employer
Corporation                No. 333-34793                      No. 13-7135550

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Items. 5  Other


Newcourt Equipment Trust Securities 1998-2
Monthly Servicing Report
Determination Date: January 8, 1999
Collection Period:  December 31, 1998       Payment Date:  January 15, 1999

       I.    Information Regarding the Contracts
           1.  Contract Pool Principal Balance
               a.    Beginning of Collection Period                             $ 1,342,869,226.00
               b.    End of Collection Period                                   $ 1,292,093,739.94
               c.    Reduction for Collection Period                            $    50,775,485.77
           2.  Delinquent Scheduled Payments
               a.    Beginning of Collection Period                             $             --
               b.    End of Collection Period                                   $    11,919,093.33
           3.  Liquidated Contracts
               a.    Number of Liquidated Contracts
                     with respect to Collection Period                                          32
               b.    Required Payoff Amounts of Liquidated Contracts            $       497,331.23
               c.    Total Reserve for Liquidation Expenses                     $             --
               d.    Total Liquidation Proceeds Received                        $        41,265.79
               e.    Liquidation Proceeds Allocated to Owner Trust              $        40,579.58
               f.    Liquidation Proceeds Allocated to Depositor                $           686.21
               g.    Current Realized Losses                                    $       456,751.65
           4.  Prepaid Contacts
               a.    Number of Prepaid Contracts with respect
                     to Collection Period                                                      392
               b.    Required Payoff Amounts of Prepaid Contracts               $     6,110,172.51
           5.  Purchased Contracts (by TCC)
               a.    Number of Contracts Purchased by TCC with
                     respect to Collection Period                                                0
               b.    Required Payoff Amounts of Purchased Contracts             $             --

6.  Delinquency Status of Contracts (End of Collection Period)

                             -----------------------------------------------------------------------------------------------
                                                                                                      % of Aggregate
                               Number of                 % of          Aggregate Required             Required Payoff
                               Contracts               Contracts         Payoff Amounts                   Amounts
                             -----------------------------------------------------------------------------------------------

    a.    Current              64,865                  93.42%          $ 1,226,319,580.04                 94.04%
    b.    31-60 days            3,356                   4.83%          $    60,550,802.68                  4.64%
    c.    61-90 days            1,188                   1.71%          $    16,924,447.66                  1.30%
    d.    91-120 days              12                   0.02%          $       142,541.00                  0.01%
    e.    120+ days                12                   0.02%          $        75,461.89                  0.01%
    f.    Total                69,433                 100.00%          $ 1,304,012,833.27                100.00%



7.  Historical Delinquency Experience with Respect to Contracts

-----------------------------------------------------------------------------------------------------------------------------
                                % of                        % of                       % of                     % of
                              Aggregate                   Aggregate                  Aggregate                Aggregate
                           Required Payoff             Required Payoff            Required Payoff          Required Payoff
   Collection                  Amounts                     Amounts                    Amounts                  Amounts
     Periods             31-60 Days Past Due         61-90 Days Past Due       91-120 Days Past Due      120+ Days Past Due
-----------------------------------------------------------------------------------------------------------------------------
    12/31/98                    4.64%                      1.30%                      0.01%                    0.01%

8.  Historical Loss Experience With Respect to Contracts


                                        ------------------------------------------------------------------------------------------
                                          Collection          3 Collection           6 Collection Periods       Cumulative Since
                                            Period           Periods Ending                 Ending                Cut-off Date
                                          December-98          December-98                December-98
                                        ------------------------------------------------------------------------------------------
a.    Number of Liquidated Contracts          32                   32                         32                       32
b.    Number of Liquidated
      Contracts as a Percentage
      of Initial Contracts                  0.011%               0.011%                     0.011%                   0.011%
c.    Required Payoff Amounts of
      Liquidated Contracts                  497,331              497,331                    497,331                  497,331
d.    Liquidation Proceeds Allocated
      to Owner Trust                        40,580               40,580                     40,580                   40,580
e.    Aggregate Current Realized
      Losses                                456,752              456,752                    456,752                  456,752
f.    Aggregate Current Realized
      Losses as a Percentage of
      Cut-off Date Contract Pool
      Principal Balance                     0.034%               0.034%                     0.034%                   0.034%

II.   Information Regarding the Securities

1.  Summary of Balance Information


      ----------------------------------------------------------------------------------------------------------------------------
                                     Principal Balance as of    Class Factor as of  Principal Balance as of    Class Factor as of
            Class       Coupon          January 15, 1999         January 15, 1999      December 15, 1998        December 15, 1998
                         Rate             Payment Date             Payment Date          Payment Date             Payment Date
      ----------------------------------------------------------------------------------------------------------------------------
a.  Class A-1 Notes    5.195000%         $  286,556,691.29            0.88913           $322,288,614.00              1.00000
b.  Class A-2 Notes    5.290000%         $   85,272,196.00            1.00000           $ 85,272,196.00              1.00000
c.  Class A-3 Notes    5.450000%         $  470,004,229.00            1.00000           $470,004,229.00              1.00000
d.  Class A-4 Notes    5.450000%         $  201,430,384.00            1.00000           $201,430,384.00              1.00000
e.  Class A-5 Notes    5.500000%         $  119,659,581.82            0.97385           $122,872,534.00              1.00000
f.  Class B Notes      5.660000%         $   15,442,996.00            1.00000           $ 15,442,996.00              1.00000
g.  Class C Notes
    Quarterly Paying)  6.190000%         $   51,029,031.00            1.00000           $ 51,029,031.00              1.00000
h.  Total              7.210000%         $   74,529,242.00            1.00000           $ 74,529,242.00              1.00000
                          N.A.           $1,303,924,351.11            0.97100           $1,342,869,226               1.00000

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,304,012,833.27 and the CCA Balance is $94,000,846.

2.  Monthly Principal Amount


    a.    Principal Balance of Notes and Equity Certificates
          (End of Prior Collection Period)                                  $  1,342,869,226.00
    b.    Contract Pool Principal Balance (End of Collection Period)        $  1,292,093,739.94
    c.    Monthly Principal Amount                                          $     50,775,486.06
3.  Gross Collections
    a.    Scheduled Payments Received                                       $     40,327,131.07
    b.    Liquidation Proceeds Allocated to Owner Trust                     $         40,579.58
    c.    Required Payoff Amounts of Prepaid Contracts                      $      6,110,172.51
    d.    Required Payoff Amounts of Purchased Contracts                    $             --
    e.    Proceeds of Clean-up Call                                         $             --
    f.    Investment Earnings on Collection Account and Note Distribution.  $         32,811.25
    g.    Extension Fees Allocated to Owner Trust                           $            610.69
    h.    Total Gross Collections (sum of (a) through (g))                  $     46,511,305.10
4.  Determination of Available Funds
    a.    Total Gross Collections                                           $     46,511,305.10
    b.    Withdrawal from Cash Collateral Account                           $             --
    c.    Total Available Funds                                             $     46,511,305.10

5.  Application of Available Funds


------------------------------------------------------------------------------------------------------------------------
                  Item                                 Amount               Remaining Available Funds
------------------------------------------------------------------------------------------------------------------------
a.    Total Available Funds                                                     $ 46,511,305.10
b.    Servicing Fee                               $  1,398,822.11               $ 45,112,482.99
c.    Interest on Notes:
      i)        Class A-1 Notes                   $  1,395,241.12               $ 43,717,241.87
      ii)       Class A-2 Notes                   $    375,908.26               $ 43,341,333.61
      iii)      Class A-3 Notes                   $  2,134,602.54               $ 41,206,731.07
      iv)       Class A-4 Notes                   $    914,829.66               $ 40,291,901.41
      v)        Class A-5 Notes                   $    563,165.78               $ 39,728,735.63
      vi)       Class B Notes                     $     72,839.46               $ 39,655,896.17
      vii)      Class C Notes                     $    263,224.75               $ 39,392,671.42
      vii)      Class D Notes                     $    447,796.53               $ 38,944,874.89
d.    Principal of Notes:
      i)        Class A-1 Notes                   $ 35,731,922.71               $ 3,212,952.18
      ii)       Class A-2 Notes                   $         --                  $        --
      iii)      Class A-3 Notes                   $         --                  $ 3,212,952.18
      iv)       Class A-4 Notes                   $         --                  $        --
      v)        Class A-5 Notes                   $  3,212,952.18               $        --
      vi)       Class B Notes                     $         --                  $        --
      vii)      Class C Notes                     $         --                  $        --
      viii)     Class D Notes                     $         --                  $        --
e.    Deposit to Cash
      Collateral Account                          $         --                  $        --
f.    Amount to be applied in
      accordance with CCA
      Loan Agreement                              $         --                  $        --
g.    Balance, if any, to Equity
      Certificates                                $         --                  $        --


                                     5 of 9

III. Information Regarding the Cash Collateral Account

      1.  Balance Reconciliation


      ----------------------------------------------------------------------------------------------------
                                                                                   January 15, 1999
                                               Item                                  Payment Date
      ----------------------------------------------------------------------------------------------------
      a.    Available Cash Collateral Amount (Beginning)                            $ 94,000,846.00
      b.    Deposits to Cash Collateral Account                                     $         --
      c.    Withdrawals from Cash Collateral Account                                $         --
      d.    Releases of Cash Collateral Account Surplus
            (Excess, if any of (a) plus (b) minus (c) over (f))                     $         --
      e.    Available Cash Collateral Amount (End)
            (Sum of (a) plus (b) minus (c) minus (d))                               $ 94,000,846.00
      f.    Requisite Cash Collateral Amount                                        $ 94,000,846.00
      g.    Cash Collateral Account Shortfall
            (Excess, if any, of (f) over (e))                                       $         --
  2.        Calculation of Requisite Cash Collateral Amount
      a.    For Payment Dates from, and including, the
            January 1999 Payment Date  to,
            and including, the December 1999 Payment Date
            1) Initial Cash Collateral Amount                                       $ 94,000,846.00
      b.    For Payment Dates from, and including, the
            January 2000 Payment Date until
             the Final Payment Date, the sum of
            1) 8.25% of the Contract Pool Principal Balance
            2) The Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance less the
             Contract Pool Principal Balance
            3) Total ((1) plus (2))
      c.    Floor equal to the lesser of
             1) 1.25% of Cut-Off Date Contract Pool Principal
            Balance ($16,785,865); and
            2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance
      d.    Requisite Cash Collateral Amount
  3.        Calculation of Cash Collateral Account Withdrawals
      a.    Interest Shortfalls                                                     $        --
      b.    Principal Deficiency Amount                                             $        --
      c.    Principal Payable at Stated Maturity Date of
            Class of Notes or Equity Certificates                                   $        --
      d.    Total Cash Collateral Account Withdrawals                               $        --

IV.    Information Regarding Distributions on Securities


 ----------------------------------------------------------------------------------------------------------------------------
      Distribution                                Class A-1          Class A-2           Class A-3         Class A-4
        Amounts                                     Notes              Notes               Notes             Notes
 ----------------------------------------------------------------------------------------------------------------------------
 1. Interest Due                              $  1,395,241.12     $ 375,908.26        $ 2,134,602.54      $ 914,829.66
 2. Interest Paid                             $  1,395,241.12     $ 375,908.26        $ 2,134,602.54      $ 914,829.66
 3. Interest Shortfall
    ((1) minus (2))                           $         --        $      --           $        --         $      --
 4. Principal Paid                            $ 35,731,922.71     $      --           $        --         $      --
 5. Total Distribution Amount
    ((2) plus (4))                            $ 37,127,163.83     $ 375,908.26        $ 2,134,602.54      $ 914,829.66

 ----------------------------------------------------------------------------------------------------------------------------------
      Distribution                            Class A-5          Class B             Class C           Class D
        Amounts                                 Notes             Notes               Notes             Notes             Totals
 ----------------------------------------------------------------------------------------------------------------------------------
 1. Interest Due                           $   563,165.78      $ 72,839.46          $ 263,224.75      $ 447,796.53     6,167,608.12
 2. Interest Paid                          $   563,165.78      $ 72,839.46          $ 263,224.75      $ 447,796.53     6,167,608.12
 3. Interest Shortfall
    ((1) minus (2))                        $        --         $     --             $      --         $      --
 4. Principal Paid                         $ 3,212,952.18      $     --             $      --         $      --       38,944,874.89
 5. Total Distribution Amount
    ((2) plus (4))                         $ 3,776,117.96      $ 72,839.46          $ 263,224.75      $ 447,796.53    45,112,483.00


V.      Information Regarding Other Pool Characteristics


    ---------------------------------------------------------------------------------------------
                                                   As of End of             As of End of
                          Item                      December-98              November-98
                                                Collection Period        Collection Period
    ---------------------------------------------------------------------------------------------
1.  Original Contract Characteristics
    a.    Original Number of Contracts                69,983                    N.A.
    b.    Cut-Off Date Contract Pool
          Principal Balance                      $1,342,869,226                 N.A.
    c.    Original Weighted Average
           Remaining Term                              46.30                    N.A.
    d.    Weighted Average
          Original Term                                56.50                    N.A.
2.  Current Contract Characteristics
    a.    Number of Contracts                         69,433                     0
    b.    Average Contract
          Principal Balance                          $18,609                    $0
    c.    Weighted Average
          Remaining Term                               46.1                     0.0

VI. Newcourt Equipment Trust Securities 1998-2 Prepayment Schedule

-----------------------------------------------------------
                                         Since Issue
             Period                          CPR
-----------------------------------------------------------
         0  December-98
         1  January-99                    -5.454%



VII. Purchased, Liquidated and Paid Contracts

          A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on January 15, 1999


 This Certificate shall; constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                            Glenn A. Votek
                            -------------------------------------
                            Glenn A. Votek
                            Executive Vice President and Treasurer